UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 27, 2026
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.
On October 27, 2026, Cintas Corporation (the Corporation) held its 2026 Annual Meeting of Shareholders (the Annual Meeting). The following matters were submitted to a vote of shareholders at the Annual Meeting:
Item No. 1:
The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non-Votes

Beverly K. Carmichael	340,101,155	11,614,190	315,983	17,196,153
Karen L. Carnahan	339,532,556	12,195,137	303,635	17,196,153
Robert E. Coletti	326,382,847	25,477,816	170,665	17,196,153
Scott D. Farmer	338,953,839	12,931,489	146,000	17,196,153
Martin Mucci	339,274,216	12,592,564	164,548	17,196,153
Joseph Scaminace	311,973,244	39,884,795	173,289	17,196,153
Todd M. Schneider	346,799,709	5,072,144	159,475	17,196,153
Ronald W. Tysoe	331,380,116	20,470,355	180,857	17,196,153

Item No. 2:
The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
336,738,910	15,045,083	247,335	17,196,153
Item No. 3:
The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2027. The voting results were as follows:

For	Against	Abstain
348,654,615	20,409,796	163,070
Item No. 4:
The shareholders approved the proposal regarding the reincorporation of the Corporation from the State of Washington to the State of Delaware. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
350,354,401	520,454	1,156,473	17,196,153
Item No. 5:
The shareholders did not approve the shareholder proposal regarding support for governance by majority voting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
152,641,198	198,003,078	1,387,052	17,196,153

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	October 30, 2026	By:	/s/ Scott A. Garula
Scott A. Garula
Executive Vice President and Chief Financial Officer